Rule 497(d)

                                   FT 467

                           Utility Preferred Trust

               Supplement to the Prospectus dated October 26, 2000

    Notwithstanding anything to the contrary in the Prospectus, the portfolio of the Trust is comprised of preferred securities and trust preferred securities, but not preferred stock. All of the securities constitute debt obligations for federal tax purposes as discussed in the section entitled "Tax Status" in the prospectus.


    November 28, 2000